                                                                     EXHIBIT 4.1

                [LOGO OF PILOT NETWORK SERVICES APPEARS HERE]

COMMON STOCK                                                                          COMMON STOCK
  [SEAL]                                                                                 [SEAL]
                                                                          SEE REVERSE FOR CERTAIN DEFINITIONS AND A
                                                                           STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                                                            PRIVILEGES AND RESTRICTIONS OF SHARES

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                                 CUSIP 721596104

THIS CERTIFIES THAT




IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.001 PER
                                   SHARE, OF
  ______________________                               _____________________
________________________ PILOT NETWORK SERVICES, INC.  _________________________
  ______________________                               _____________________
hereinafter called the "Corporation", transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly enclosed

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED

     TRANSFER AGENT AND REGISTRAR
BY
          AUTHORIZED SIGNATURE

                 [SEAL OF PILOT NETWORK SERVICES APPEARS HERE]

     SECRETARY                                                   PRESIDENT

                         PILOT NETWORK SERVICES, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations of restrictions of such preferences and/or rights as established, from time to time, by the Certificate of incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be continued as though they were written out in full according to applicable laws or regulations;

TEN COM  -- as tenants in common                       UNIF GIFT MIN ACT --............Custodian............
TEN ENT  -- as tenants by the entireties                                      (Cust)             (Minor)
JT TEN   -- as joint tenants with right                                    Under Uniform Gifts to Minors
            of survivorship and not as                                     Act..............................
            tenants in common                                                           (State)
                                                       UNIF TRF MIN ACT  --........Custodian (until age.....)
                                                                              (Cust)
                                                                           ..............under Uniform Transfers
                                                                              (Minor)
                                                                           to Minors Act.....................
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

_________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

                                   _____________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                           CORRESPOND WITH THE NAME AS WRITTEN
                                           UPON THE FACE OF THE CERTIFICATE IN
                                           EVERY PARTICULAR, WITHOUT ALTERATION
                                           OR ENLARGEMENT OR ANY CHANGE WHATEVER
Signature(s) Guaranteed

By____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCKHOLDERS,
SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15

               [STAMP OF AMERICAN BANK NOTE COMPANY APPEAR HERE]